                EXHIBIT 1.1 - COMPANY'S CORPORATE STRUCTURE CHART


                                          INTERNATIONAL URANIUM CORPORATION
                                                         (CANADA)
                                                            *
                                                            *
                                                            *
                      * * * * * * * * * * * * * * * * * *** * * * * * * * * * * * * * * * * * * *
                      *                                     *                                    *
                      *                                     *                                    *
                    100%                                    *                                  100%
             INTERNATIONAL URANIUM                          *                           INTERNATIONAL URANIUM
             (ALBERTA) CORPORATION                          *                             (BERMUDA I) LTD
                  (CANADA)                                  *                                 (BERMUDA)
                                                            *                                    *
                                                            *                                    *
                                                            *                                    *
                      * * * * * * * * * * * * * * * * * * * *                                    *
                      *                                                                        100%
                      *                                                            INTERNATIONAL URANIUM COMPANY
                      *                                                                  (MONGOLIA), LTD.
                    100%                                                                     (BERMUDA)
       INTERNATIONAL URANIUM HOLDINGS                                                            *
         CORPORATION (DELAWARE, USA)                                                             *
                      *                                                                          *
                      *                                                                          *
                      *                                                                          *
                      *                                                                          70%
                      *                                                                   GURVAN SAIHAN
                       * * * * * * * * *  * * * * * * * *  *                             JOINT VENTURE CORP.
                                                            *                                (MONGOLIA)
                                                            *
                                                            *
                                                            *
                                                            *
         * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
         *                              *                   *                *                          *
         *                              *                   *                *                          *
         *                              *                   *                *                          *
         100%                         100%                  *               100%                      100%
    INTERNATIONAL                  IUC WHITE                *         IUC EXPLORATION               IUC RENO
    URANIUM (USA)                   MESA LLC                *        LLC (COLORADO, USA)           CREEK LLC
    CORPORATION                  (COLORADO, USA)            *                                    (COLORADO, USA)
   (DELAWARE, USA)                                          *
                                                            *
                                                            *
           * * * * * * * * * * * * * * * * * * * * * * * * * * ** * * * * * * * * * * * * * * * * * *
           *                               *                            *                           *
           *                               *                            *                           *
           *                               *                            *                           *
         100%                            100%                          100%                        100%
   IUC SUNDAY MINE                   IUC COLORADO                   IUC ARIZONA                IUC PROPERTIES
  LLC (COLORADO, USA)                PLATEAU LLC                     STRIP LLC               LLC (COLORADO, USA)
                                   (COLORADO, USA)                 (COLORADO, USA)


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